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                                                                   EXHIBIT 10.42
                                 AMENDMENT TO
                                 ------------
                     MASTER PHARMACY CONSULTING AGREEMENT
                     ------------------------------------

     AGREEMENT made and entered into as of the 26th day of April, 1998 by and between Vitalink Pharmacy Services, Inc. ("Vitalink") and ManorCare Health Services, Inc. ("MCHS").

     WHEREAS, Vitalink and MCHS have previously entered into that certain Master Pharmacy Consulting Agreement dated June 1, 1991 (the "Master Agreement"); and

     WHEREAS, Vitalink and MCHS desire to amend the Master Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein, and other good and sufficient consideration, receipt of which is acknowledged, the parties agree as follows:

     1. Section 9.B. of the Consultant Pharmacy Services Agreement which is attached as Exhibit A to the Master Agreement is replaced in its entirety by the following new Section 9.B.:

          B. Unless specifically provided otherwise in this Agreement, the parties shall not assign or subcontract to any other entity or person this Agreement or any of the duties or obligations under this Agreement without the written, prior consent of the other party, which such consent shall not be unreasonably withheld. For the purposes of this Section 9.B., Facility shall not be required to consent to more that one (1) assignment of this Agreement, and may reasonably withhold its consent to the assignment of this Agreement if the proposed assignee is not able to demonstrate to Facility's reasonable satisfaction that the proposed assignee:

               . is a financially responsible and reputable regional or national provider of consultant pharmacy services;

               . provides service and/or quality levels at least comparable to those currently provided to Facility;

               . is in material compliance with applicable state and federal laws, rules and regulations; and

               . currently possesses, or will possess at the time services are to be provided, systems, protocols, policies and procedures which are compatible with and in compliance with those utilized by Facility and MCHS.

     2. Each Consultant Pharmacy Services Agreement for the Facilities shall be deemed to

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have been amended consistently with the terms, conditions and obligations contained herein.

     3. Except as specifically provided herein, the Master Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties enter into this Agreement on the date first above written.

                                    VITALINK PHARMACY SERVICES, INC.


ATTEST: /s/ Robert W. Horner, III   By: /s/ Scott T. Macomber
       --------------------------      -----------------------------------
              Secretary
                                    Title: Senior Vice President
                                          --------------------------------


                                    MANORCARE HEALTH SERVICES, INC.


ATTEST: /s/ Leo H. Phillips, Jr.    By: /s/ James H. Rempe
       -------------------------       -----------------------------------
         Assistant Secretary        Title:  Senior Vice President
                                          --------------------------------

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